Note 14 - Subsequent Event	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Subsequent Events [Text Block]
14 .	Subsequent Event

On February 27, 2015, we sold shares of our Series C convertible preferred stock to certain institutional investors for an aggregate purchase price of $3.0 million. The preferred stock is convertible at any time into shares of our common stock at $0.18 per share (16,666,666 shares in the aggregate), subject to possible adjustment as provided in the certificate of designation.

Pursuant to the terms of the securities purchase agreement, the investors also received five-year Series D warrants to purchase an aggregate of 16,666,666 shares of our common stock at $0.22 per share. The Series D warrants are immediately exercisable. We also granted to the investors a one-year additional purchase right, evidenced in the form of Series E warrants, to purchase up to 16,666,666 of our common stock for one year with an exercise price of $0.18 per share, and five-year Series F warrants to purchase up to 16,666,666 shares of our common stock at $0.22 per share. The Series D warrants are immediately exercisable. The Series F warrants only vest and become exercisable at the time, and to the extent, that the Series E warrants are exercised. The placement agent for the offering was granted a Series D warrants (exercisable immediately) to purchase 1,333,333 shares of our common stock at $0.22 per share.